Exhibit 10.13

AMENDMENT NO. 1 TO
TAX LIEN LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO TAX LIEN LOAN AND SECURITY AGREEMENT (the “Amendment”), dated as of May 6, 2014 is entered into by and among PFS FINANCIAL 1, LLC, as a borrower (“PFS1”), PFS FINANCIAL 2, LLC, on behalf of itself and each of its Series, as a borrower (“PFS2”), PFS FINANCE HOLDINGS, LLC, as the borrower representative (the “Borrower Representative”), and WELLS FARGO BANK, N.A., a national banking association (“Buyer”). Capitalized terms used and not otherwise defined herein are used as defined in the Loan Agreement (as defined below).

WHEREAS, the parties hereto are parties to that certain Tax Lien Loan and Security Agreement, dated as of May 15, 2013, as supplemented by the Joinder Agreement, dated as of May 24, 2013 (and as further amended, supplemented, restated or otherwise modified to the date hereof the “Loan Agreement”), by and among PFS 1, PFS2, the other borrowers party thereto from time to time (collectively with PFS1 and PFS2, the “Borrowers”), the Borrower Representative and Buyer;

WHEREAS, the parties hereto desire to amend the Loan Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.Amendments. Effective as of the Effective Date (as defined below), the Loan Agreement is hereby amended as follows:
1.1    The definition of “Applicable Margin” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Applicable Margin: As of any date of termination with respect to any Tax Lien, a per annum rate equal to (i) if the Property related to such Tax Lien is located in the State of Texas, 2.50% or (ii) if the Property related to such Tax Lien is located in any other Eligible Jurisdiction, 3.25%.”
1.2    The definition of “Commitment Amount” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Commitment Amount: As of any date of determination, (a) occurring during the period from July 1, 2014 to and including September 30, 2014, $190,000,000 or (b) occurring at any other time, $150,000,000, in each case, as such amount may be modified in connection with any assignment made in accordance with Section 9.1.”
1.3    The definition of “Commitment Termination Date” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Commitment Termination Date: The earliest to occur of (i) May 15, 2017, (ii) the Exit Date and (iii) the Termination Date.”
1.4    The definition of “Maturity Date” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Maturity Date: May 10, 2019.”
1.5    The definition of “Excess Concentration Amount” in Section 1.1 of the Loan Agreement is hereby amended by (i) deleting the word “and” at the end of clause (c) of such definition, (ii) deleting the “.” at the end of clause (d) of such definition and replacing it with “;” and (iii) inserting the following as a new clauses (e), (f) and (g) of such definition:
“(e)    the amount by which the product of (i) the aggregate Principal Balances for all Eligible Tax Liens where the related Property is located in the State of Nevada or the State of Texas times (ii) the applicable Advance Rates, exceeds $80,000,000;
(f)    the amount by which the product of (i) the aggregate Principal Balances for all Eligible Tax Liens related to Properties that are vacant land, times (ii) the applicable Advance Rates, exceeds 5.00% of the product of (x) the aggregate Principal Balance for all Eligible Tax Liens times (y) the applicable Advance Rates (calculated after giving effect to any requested Loan); and
(g)    the amount by which the product of (i) the aggregate Principal Balances for all Eligible Tax Liens related to Properties located in the State of Texas with Market Values greater than $25,000 but less than $50,000, times (ii) the applicable Advance Rates, exceeds 5.00% of the product of (x) the aggregate Principal Balance for all Eligible Tax Liens times (y) the applicable Advance Rates (calculated after giving effect to any requested Loan).”
1.6    The definition of “Property Type” in Section 1.1 of the Loan is hereby amended and restated in its entirety as follows:
“Property Type: With respect to any Tax Lien, the related Property’s type, as listed on the related Tax Lien File. Each Property’s type may be either industrial, multifamily, residential, single-family, office, retail, hotel, mixed-use, warehouse, or other.”
1.7    The definition of “Single Family Home” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Single Family Home: Any improvement to any Property that is a single-family residential dwelling, including residential condominiums, townhouses and other residential structures with less than (i) if such Property is located in an Eligible Jurisdiction that allows Permitted Premiums, two (2) units or (ii) if such Property is located in an Eligible Jurisdiction that does not allow Permitted Premiums, ten (10) units.
1.8    Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Texas Tax Asset” in its entirety.
1.9    Section 1.1 of the Loan Agreement is hereby amended by inserting the following definitions in alphabetical order:
Amendment Fee: As defined in the Fee Letter.
Extension Fee: As defined in the Fee Letter
Taxpayer Led Transfer Asset: An advance of funds on behalf of a Property Owner to a Municipality in connection with the transfer of a local government tax lien on a Property located in a Taxpayer Led Transfer Jurisdiction that is secured by the transferred statutory tax lien and may be further secured by a contractual security interest pursuant to a contract between the Borrower and the related Property Owner (in each case, as provided for by the Applicable Statute).
Taxpayer Led Transfer Jurisdiction: The States of Texas and Nevada, and such other jurisdictions from time to time approved in writing by the Lender in its sole discretion.
Texas Net Collections: With respect to any Interest Period, the remainder as determined by Lender of:
(i) the sum of all Collections received during such Interest Period with respect to Texas Tax Liens, minus
(ii) the amount of Interest due with respect to such Interest Period for the Note Balance attributed to all Texas Tax Liens, minus
(iii) an amount equal to the product of (x) the Texas Percentage for such Interest Period times (y) the aggregate amount payable under clauses first through fourth of Section 2.7(a) for such Interest Period; provided, that if such remainder is negative for any Interest Period, the Texas Net Collections for such Interest Period shall be zero.
Texas Percentage: With respect to any Interest Period, the fraction expressed as a percentage of:
(i) the remainder of (x) the sum of all Collections received during such Interest Period with respect to Texas Tax Liens, minus (y) the amount of Interest due with respect to such Interested Period for the Note Balance attributed all Texas Tax Liens; provided, that if such remainder is negative for any Interest Period, the remainder under this clause (i) for such Interest Period shall be zero, over
(ii) the remainder of (1) the sum of all Collections received during such Interest Period, minus (2) the amount of Interest due with respect to such Interest Period, as determined by Lender.
Texas Tax Lien: Any Eligible Tax Liens where the related Property is located in the State of Texas.
1.10    The Loan Agreement is hereby amended by deleting each reference to “Texas Tax Asset” in the Loan Agreement and replacing it with “Taxpayer Led Transfer Asset”.
1.11    Section 2.3 of the Loan Agreement is hereby amended and restated in its entirety as follows (solely for convenience, modified language is italicized):
“Section 2.3    Extension of Commitment and Maturity Date.
(a) So long as no Event of Default has occurred, the Borrower Representative, on behalf of the Borrowers, may request in a writing sent to the Lender no more than ninety (90) nor fewer than sixty (60) days prior to the Commitment Termination Date that the Lender extend the Commitment Termination Date for an additional period to a date specified in such request, which request will be granted or denied by the Lender in its discretion. Not later than thirty (30) days following receipt by the Lender of any such request, the Lender shall notify the Borrower Representative of its willingness or refusal to so extend the Commitment Termination Date. If the Lender shall have agreed to extend the Commitment Termination Date and no Event of Default shall have occurred and be continuing prior to the then-applicable Commitment Termination Date, the Commitment Termination Date shall be extended to the date specified in such request. Any failure by the Lender to notify the Borrower Representative of the Lender’s agreement to extend the Commitment Termination Date shall be deemed to be a rejection by the Lender of the Borrowers’ request to so extend the Commitment Termination Date.
(b) So long as no Event of Default has occurred, the Borrower Representative, on behalf of the Borrowers, may request in a writing sent to the Lender no more than ninety (90) nor fewer than sixty (60) days prior to the Maturity Date that the Lender extend the Maturity Date for an additional one (1) year period. If the Borrower Representative delivers such notice in accordance with the preceding sentence, so long as no Event of Default shall have occurred and be continuing prior to the then-applicable Maturity Date and upon payment of the Extension Fee by the Borrowers to the Lender, the Maturity Date shall be extended to the date that is 365 days after the then-applicable Maturity Date.”
1.12    Section 2.6 of the Loan Agreement is hereby amended by inserting the following as new clause (g) thereof:
“(g)    If on any date the Note Balance exceeds the then-applicable Commitment Amount (including, without limitation, due to any change in the Commitment Amount pursuant to the definition thereof), the Borrowers shall pay to the Lender, within two (2) Business Days, the amount necessary to reduce the Note Balance so that it is equal to, or less than, the then-applicable Commitment Amount.”
1.13    Section 2.7(a) of the Loan Agreement is hereby amended by (i) renumbering clauses fifth through seventh thereof as clauses sixth through eighth respectively, and (ii) inserting the following as new clause fifth thereof:
(v)    fifth, to the Borrowers, to the extent of remaining funds, an amount equal to the product of (i) the Texas Net Collections for such Interest Period and (ii) one (1) minus the applicable Advance Rate (expressed as a decimal) for Texas Tax Liens;
1.14    Schedule A of the Loan Agreement is hereby amended as follows:
(a)    Clause 30 of Schedule A is hereby deleted in its entirety as replaced with “[Reserved]”.
(b)    Clause 31 of Schedule A is hereby amended and restated in its entirety as follows:
“31.    The Market Value of the Property related to such Tax Lien (with respect to Property located in Texas, such Property may include multiple parcels) is not less than (i) if the Property related to such Tax Lien is located in an Eligible Jurisdiction other than the State of Texas, $50,000 or (ii) if the Property related to such Tax Lien is located in the State of Texas, $25,000.”
(c)    Cause 33 of Schedule A is hereby amended and restated in its entirety as follows:
“33.     The Property related to such Tax Lien is not submerged land, and is not subject to subsurface or mineral rights, and such property does not contain any railroads, dairies or feed lots or cemeteries.”
(d)    Clause 36 of Schedule A is hereby amended and restated in its entirety as follows:
“36.    If the Property related to such Tax Lien is located in an Eligible Jurisdiction other than the State of Connecticut, the State of Nevada or the State of Texas, the time elapsed from date of issuance of such Tax Lien on the related Property is no longer than the lesser of (i) the relevant statutory redemption period (as such period may have been extended pursuant to the Applicable Statute) plus twelve (12) months and (ii) the period from the date of issuance of such Tax Lien on the related Property and the date that is 90 days before the issuance of an OST or the setting of a date for foreclosure sale.”
(e)    Schedule A hereby amended by inserting the following as a new Clause 41 thereof:
“41.    If the Property related to such Tax Lien is located in the State of Connecticut, the State of Nevada or the State of Texas, (i) the maturity date of the payment plan related to such Tax Lien has not occurred and (ii) the expiration date of such Tax Lien is greater than five (5) years from any date of determination.”
(f)    Schedule A hereby amended by inserting the following as a new Clause 42 thereof:
“42.    If such Tax Lien is a Taxpayer Led Transfer Asset, all amounts secured by such Tax Lien were authorized pursuant to the Applicable Statutes and the instruments securing such amounts have been validly assigned or transferred to the related Borrower in accordance with the Applicable Statutes.”
1.15    Schedule B of the Loan Agreement is hereby deleted in its entirety and replaced with Schedule B attached hereto.
1.16    Schedule C of the Loan Agreement is hereby deleted in its entirety and replaced with Schedule C attached hereto.
1.17    Schedule D of the Loan Agreement is hereby deleted in its entirety and replaced with Schedule D attached hereto.
SECTION 2.    This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:
2.1    Amendment. Lender shall have received counterparts of this Amendment, executed and delivered by a duly authorized officer of each party hereto.
2.2    Amended and Restated Fee Letter. Lender shall have received counterparts of the Amended and Restate Fee Letter, dated as of the date hereof, executed and delivered by a duly authorized officer of each party hereto.
2.3    Amendment Fee. Lender shall have received the Amendment Fee from the Borrowers.
2.4    Other Information. Seller shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments, as Buyer may reasonably request.
SECTION 3.    Miscellaneous.
3.1    References in Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to the Loan Agreement as amended hereby.
3.2     Effect on Loan Agreement. Except as specifically amended hereby, the Loan Agreement shall remain in full force and effect. This Amendment shall not constitute a novation of the Loan Agreement, but shall constitute an amendment thereof.
3.3    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Loan Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
3.4    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
3.5    Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
3.6    Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
3.7    Amendments. This Amendment may not be amended or otherwise modified except as provided in the Loan Agreement.
3.8    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

PFS FINANCIAL 1, LLC, as a Borrower

By: PFS Finance Holdings, LLC, its sole member

By: /s/ Paul Grinberg
Name: Paul Grinberg
Title: Treasurer

PFS FINANCIAL 2, LLC, on behalf of itself and each of its Series, as a Borrower

By: PFS Finance Holdings, LLC, its sole member

By: /s/ Paul Grinberg
Name: Paul Grinberg
Title: Treasurer

PFS FINANCE HOLDINGS, LLC, as the Borrower Representative and on behalf of the Borrowers from time to time party to the Loan Agreement

By: /s/ Paul Grinberg
Name: Paul Grinberg
Title: Treasurer

[Signatures continue]

WELLS FARGO BANK, N.A.,
as Lender

By: /s/ John Rhee
Name: John Rhee
Title: Director

[End of signatures]

SCHEDULE B
ELIGIBLE JURISDICTIONS
1. Alabama
2. Arizona
3. California
4. Connecticut
5. Florida
6. Georgia
7. Illinois
8. Indiana
9. Kentucky
10. Nevada
11. New Jersey
12. New York
13. Ohio
14. Pennsylvania
15. South Carolina
16. Tennessee
17. Texas

SCHEDULE C
APPLICABLE STATUTES
Tax Liens (General)

Jurisdiction	Statutes
Alabama Arizona California Connecticut Florida Georgia Illinois Indiana Kentucky Nevada New Jersey New York** Ohio Pennsylvania South Carolina Tennessee Texas
Ala. Code §§ 40-10-180 - 198

Ariz. Rev. Stat. §§ 42-11101 - 19160

Cal. Rev. & Tax. Code § 4501-4531

Conn. Gen. Stat. §§ 12-122-12-195h

Fla. Stat. §§ 197.102 - 602

Ga. Code Ann.§ 48-3, 48-4

Ill. Code R. 6-1.1-24

Ind. Code §§ 6-1.1-1 - 1-45.5-9

Ky. Rev. Stat. §§ 11-134-.01 - .990

Nev. Rev. Stat. §§ 361-7303, et seq.

N.J. Rev. Stat. § 54:5-1- 137

N.Y. Real Prop. Tax Law §§ 100 - 2016

Ohio Rev. Code Ann. §§ 5721.16

72 PA Code § 5860.101

S.C. Code Ann. § 12-49-10 - 12-49-1290

Tenn. Code Ann. §§ 67-5-2501

Texas Tax Code § 32.06, et seq.

** New York Law only allows sales of tax liens to entities other than the New York Municipal Bond Bank Agency (the “bond bank”) for those counties, cities or towns that are not subject to the provisions of N.Y. Real Prop. Tax Law § 1104, which allows the sale of tax liens to entities other than the bond bank by counties, cities or towns having pre-existing tax lien collection laws as of January 1, 1993, or which adopted such a collection law by July 1, 1994, which allowed those counties, cities or towns to sell tax liens as a means of collection.
SCHEDULE D
ADVANCE RATES

Jurisdiction	Advance Rate
Alabama

Arizona

California

Connecticut

Florida

Georgia

Illinois

Indiana

Kentucky

Nevada

New Jersey

New York

Ohio

Pennsylvania

South Carolina

Tennessee (The Metropolitan Government of Nashville and Davidson County)

Tennessee (The Metropolitan Government of Nashville and Davidson County)

Texas

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[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Certain information in this Exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. Omissions are designated as [***].